UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 4, 2007

Date of Report (Date of earliest event reported)

IDI Global, Inc.

(Exact name of small business issuer as specified in its charter)

Nevada	000-30245	87-0617040
(State of incorporation)	(Commission file No.)	(I.R.S. Employer
Identification No.)

462 East 800 North, Orem, Utah 84097

(Address of principal executive offices)

(801) 224-4444

(Issuer's telephone number)

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

Item 4.01.  Change in Company's Certifying Accountant

Effective as of April 4, 2007, IDI Global, Inc. (the “Company”) dismissed Chisholm, Bierwolf & Nilson, LLC (“CBN”) as the Company's certifying public accountant. Additionally, effective as of April 4, 2007, the Company engaged HJ & Associates, (“HJ”), as the Company's certifying public accountant.  The Company’s decision to dismiss CBN and engage HJ was approved by the Bankruptcy Court on April 4, 2007.

CBN reported on the Company's consolidated financial statements for the years ending December 31, 2005 and December 31, 2004, and reviewed the Company's unaudited condensed consolidated financial statements for the quarterly periods ended March 31, June 30, and September 30, 2006. For these periods and up to April 4, 2007, there were no disagreements with CBN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CBN, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

The audit report of CBN dated February 10, 2006, on the Company's consolidated financial statements as of December 31, 2005, and for the year then ended, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, other than with respect to the Company's ability to continue as a going concern without raising additional working capital.  Additionally, the audit report of CBN dated January 15, 2005, on the Company's consolidated financial statements as of December 31, 2004, and for the year then ended, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, other than with respect to the Company's ability to continue as a going concern without raising additional working capital.

There were no reportable events (as defined in the Regulation S-B Item 304(a)(1)) during the year ended December 31, 2004, December 31, 2005, or the subsequent interim periods through April 4, 2007.

The Company has provided CBN with a copy of the foregoing disclosure, and has received from CBN a letter stating that they agreed with the statements made above by the Company.

No consultations occurred between the Company and HJ during the two most recent fiscal years and any subsequent interim period prior to HJ’s appointment as the Company's independent registered public accounting firm regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's consolidated financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1) of Regulation S-B, as the case may be.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 16

Letter from Chisholm, Bierwolf & Nilson, LLC, former certifying accountants.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IDI GLOBAL, INC.

Date:   April 11, 2007

By: /s/ Kevin R. Griffith

Kevin R. Griffith

President

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